Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Amendment”) is made and entered into as of this 14th day of August, 2009 by and between Greenville Hospital System, a political subdivision organized under the laws of South Carolina and Board of Trustees of Greenville Hospital System (aka, The Board of Trustees of The Greenville Hospital System) (collectively, “GHS”), Greenville Health Corporation (“GHC”), a South Carolina corporation and GHC Health Resources, Inc. (“GHR”), a South Carolina corporation, all having an address at 701 Grove Road, Greenville, SC 29605 (collectively, “Seller”), and HTA — Greenville, LLC, a Delaware limited liability company, having an address at 16427 N. Scottsdale Road, Suite 440, Scottsdale, Arizona 85254 (“Buyer”). Seller and Buyer are each individually referred to herein as a “Party” and collectively as the “Parties”.

R E C I T A L S:

A. Seller and Buyer entered into that certain Agreement of Sale and Purchase as of July 15, 2009 (the “Agreement of Sale”).

B. Seller and Buyer desire to amend the Agreement of Sale as described herein.

NOW, THEREFORE, in consideration of the terms, conditions and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1. Greenville Hospital System. The first paragraph of the Agreement of Sale is hereby amended by deleting the phrase “Greenville Hospital System (“GHS”), a political subdivision organized under the laws of South Carolina” and hereby replacing it with the phrase “Greenville Hospital System, a political subdivision organized under the laws of South Carolina and Board of Trustees of Greenville Hospital System (aka, The Board of Trustees of The Greenville Hospital System) (collectively, “GHS”)”. All references in the Agreement of Sale to GHS shall be deemed to refer to GHS, as such term is amended in this Amendment, as if such term had such meaning from the Effective Date of the Agreement of Sale. The Board of Trustees of Greenville Hospital System (aka, The Board of Trustees of The Greenville Hospital System) hereby acknowledges and agrees to be bound by the terms, conditions and obligations of the Agreement of Sale, to the same extent as if it had been an original party thereto and included as “Seller” from the Effective Date.

2. Greenville Health Corporation. All references in the Agreement of Sale to “Greenville Health Corporation, Inc.” are hereby deleted and replaced with “Greenville Health Corporation”.

3. Section 4(a). Section 4(a) of the Agreement of Sale is hereby amended by (i) deleting “August 14” from the first sentence therein and replacing it with “August 21”. The Parties agree that for all purposes of the Agreement of Sale, the Due Diligence Period shall be deemed to expire on August 21.

4. Reaffirmation. Except as modified by this Amendment, Seller and Buyer hereby reaffirm all terms, covenants and conditions contained in the Agreement of Sale. The Parties agree that except as modified herein, all other terms of the Agreement of Sale shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contained the signatures of fewer than all of the Parties but all of which shall be taken together as a single instrument.

6. Distribution. Counterparts to this Amendment may be executed and delivered by facsimile or other electronic transmission, and for purposes of this Amendment, signatures so transmitted shall be deemed to be original signatures.

7. Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement of Sale, unless the context clearly requires or indicates otherwise.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day, month and year first written above.

Date: August 14, 2009 SELLER:

GREENVILLE HOSPITAL SYSTEM,
a political subdivision organized under the laws of South Carolina

By: /s/ Susan J. Bickel
Name: Susan J. Bickel
Title: Vice President and CFO

Date: August 14	2009	BOARD OF TRUSTEES OF GREENVILLE HOSPITAL SYSTEM
(aka THE BOARD OF TRUSTEES OF THE GREENVILLE
HOSPITAL SYSTEM)
By: /s/ Susan J. Bickel

Date: August 14, 2009 a South Carolina corporation		Name: Susan J. Bickel Title: Vice President and CFO GREENVILLE HEALTH CORPORATION, By: /s/ Susan J. Bickel

Date: August 14, 2009 a South Carolina corporation		Name: Susan J. Bickel Title: Secretary/Treasurer GHC HEALTH RESOURCES, INC., By: /s/ Susan J. Bickel

Date: August 14, 2009		Name: Susan J. Bickel Title: Secretary/Treasurer BUYER:
HTA – GREENVILLE, LLC, a Delaware limited liability company By: /s/ Kellie S. Pruitt

Name: Kellie S. Pruitt

Title: Chief Accounting Officer